T. Rowe Price Funds

Supplement to the following prospectuses, each as dated below (as supplemented)

March 1, 2020

T. Rowe Price Cash Reserves Fund

T. Rowe Price Summit Municipal Money Market Fund

July 1, 2019

T. Rowe Price California Tax-Free Money Fund

T. Rowe Price Maryland Tax-Free Money Fund

T. Rowe Price New York Tax-Free Money Fund

T. Rowe Price Tax-Exempt Money Fund

October 1, 2019

T. Rowe Price Government Money Fund

T. Rowe Price Institutional Cash Reserves Fund

T. Rowe Price U.S. Treasury Money Fund

The disclosure under the heading “The Management Fee” in section 2 of each fund’s prospectus is supplemented to add the following:

In an effort to maintain a zero or positive net yield for the fund, T. Rowe Price may voluntarily waive all or a portion of the management fee it is entitled to receive from the fund or reimburse all or a portion of the fund’s operating expenses. T. Rowe Price may amend or terminate this voluntary fee waiver arrangement at any time without prior notice.

In addition, the disclosure that appears after the heading “Interest rates” or “interest rate risks” (as applicable) in the discussion of each fund’s principal risks in section 1 is modified as follows:

Interest rates A decline in interest rates may lower the fund’s yield, or a rise in the overall level of interest rates may cause a decline in the prices of fixed income securities held by the fund. The fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. This is a disadvantage when interest rates are falling because the fund would have to reinvest at lower interest rates.

The disclosure that appears after the heading “Interest rates” or “interest rate risks” (as applicable) in the discussion of each fund’s principal risks in section 2 is modified as follows:

Interest rates A decline in interest rates may lower the fund’s yield, or a rise in the overall level of interest rates may cause a decline in the prices of fixed income securities held by the fund. The fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. Recent and potential future changes in monetary policy made by central banks and/or governments are likely to affect the level of interest rates. Although money market funds try to minimize this risk by purchasing short-term securities, during periods of extremely low or negative short-term interest rates, the fund may not be able to maintain a positive yield or yields on par with historical levels.

The following is added as a principal risk in section 1 of each fund’s prospectus:

Market conditions The value of the fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the fund, particular industries, or the overall securities markets. A variety of factors can increase the volatility of the fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, and outbreaks of infectious illnesses or other widespread public health issues. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in market value due to short-term market movements or for significantly longer periods during more prolonged market downturns.

The following is added as a principal risk in section 2 of each fund’s prospectus:

Market conditions The value of investments held by the fund may decline, sometimes rapidly or unpredictably, due to factors affecting certain issuers, particular industries or sectors, or the overall markets. Rapid or unexpected changes in market conditions could cause the fund to liquidate its holdings at inopportune times or at a loss or depressed value. The value of a particular holding may decrease due to developments related to the issuer, but also due to the general market conditions, including real or perceived economic developments such as changes in interest rates, credit quality, inflation, or currency rates, or generally adverse investor sentiment. The value of a holding may also decline due to factors that negatively affect a particular industry or sector, such as labor shortages, increased production costs, or competitive conditions. In addition local, regional or global events such as war, acts of terrorism, political and social unrest, regulatory changes, recessions, shifts in monetary or trade policies, natural or environmental disasters, and the spread of infectious diseases or other public health issues could have a significant negative impact on securities markets and the fund’s investments. Unpredictable events such as natural disasters, pandemics, and widespread health crises may lead to unexpected suspensions or closures of securities exchanges, travel restrictions or quarantines, and an extended adverse impact on global market conditions.

The date of this supplement is May 20, 2020.

G14-041 5/20/20